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                                                                      EXHIBIT 14


     American International Group, Inc. (a Delaware corporation) owns 100% of SunAmerica Inc. (a Delaware corporation), which owns 100% of SunAmerica Investments, Inc. (a Georgia corporation); Resources Trust Company (a Colorado corporation), which owns 100% of Resources Consolidated Inc. (a Colorado corporation); SunAmerica Life Insurance Company (an Arizona corporation); Anchor Insurance Company (Hawaii), Ltd. (a Hawaii corporation); SA Investment Group, Inc. (a California corporation); SunAmerica Affordable Housing Finance Corp. (a Delaware corporation); Stanford Ranch, Inc. (a Delaware corporation), which owns 100% of Stanford Ranch, Inc. (a California corporation); Arrowhead SAHP Corp. (a New Mexico corporation); Chelsea SAHP Corp. (a Florida corporation); Tierra Vista SAHP Corp. (a Florida corporation); Westwood SAHP Corp. (a New Mexico corporation); Westwood SAHP Corp. (a New Mexico corporation); Byrton SAHP Corp. (a Delaware corporation); Churchill SAHP Corp. (a Delaware corporation); Crossing SAHP Corp. (a Delaware corporation); Emerald SAHP Corp. (a Delaware corporation); Forest SAHP Corp. (a Delaware corporation); Pleasant SAHP Corp. (a Delaware corporation); Westlake SAHP Corp. (a Delaware corporation); Williamsburg SAHP Corp. (a Delaware corporation); Willow SAHP Corp. (a Delaware corporation); Prairie SAHP Corp. (a Delaware corporation); DIL/SAHP Corp. (a Delaware corporation); Charleston Bay SAHP Corp. (a Delaware corporation); SubGen NT Corp. (a Delaware corporation); Belvedere Ventures, Inc. (a Delaware corporation); SunAmerica Capital Trust IV (a Delaware business trust); SunAmerica Capital Trust V (a Delaware business trust); SunAmerica Capital Trust VI (a Delaware business trust); AIG Investment Management, Inc. (a Delaware corporation). In addition, SunAmerica Inc. owns 33% of New California Life Holdings, Inc. (a Delaware corporation), which owns a 100% of Aurora National Life Assurance Company (a California corporation); 85% of AMSUN Realty Holdings (a California general partnership); 40% of Falcon Financial, LLC (a Delaware limited liability company); and 93.74% of West Capital Financial Services Corp. (a California corporation), which owns 100% of West Capital Receivables Corporation (a California corporation) and 100% of WCFSC Special Purpose Corporation II (a California corporation), which owns 100% of WCFSC Special Purpose Corporation (a California corporation) and JOPCO Management Services (a California corporation).

     SunAmerica Investments, Inc. owns 100% of SunAmerica Retirement Markets, Inc. (a Maryland corporation); SunAmerica Advertising, Inc. (a Georgia corporation); Accelerated Capital Corp. (a Florida corporation); SunAmerica Louisiana Properties, Inc. (a California corporation); SunAmerica Real Estate and Office Administration (a California corporation); SunAmerica Affordable Housing Partners, Inc. (a California corporation); Hampden I & II Corp. (a California corporation); Sunport Holdings, Inc. (a California corporation); Sunport Property Holdings, Inc. (a Florida corporation); SunAmerica Mortgages, Inc. (a Delaware corporation); Sun Princeton II, Inc. (a California corporation), which owns Sun Princeton I, Inc. (a California corporation); Houston Warehouse Corp. (a California corporation); SunAmerica (Cayman) Insurance Company, Ltd. (a Cayman Islands company); SLP Housing I LLC (a Nevada limited liability company); SLP Housing II LLC (a Nevada limited liability company); SLP Housing III LLC (a Nevada limited liability company); SunAmerica Financial Network, Inc. (a Maryland corporation); SunMexico Holdings, Inc. (a Delaware corporation); Sun Hechs, Inc. (a California corporation); SAI Investment Adviser, Inc. (a Delaware corporation); Sun GP Corp. (a California corporation); Sun CRC, Inc. (a California corporation); Sun-Dollar, Inc. (a California corporation); Sun PLA, Inc. (a California corporation); Metrocorp, Inc. (a California corporation). In addition, SunAmerica Investments, Inc. owns 95% of Travel Services Holdings, LLC (a Delaware limited liability company), which owns 100% of SA Travel Services, Inc. (a California corporation); 70% of Homes Systems Partners (a California limited partnership), which owns 100% of Extraneous Holdings Corp. (a Delaware corporation).





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     SunAmerica Financial Network, Inc. owns 100% of SunAmerica Securities, Inc.
(a Delaware corporation), which owns 50% of Anchor Insurance Services, Inc., (a Hawaii corporation); SunAmerica Investment Services Corporation (a Georgia corporation); Financial Service Corporation (a Georgia corporation), which owns 100% of FSC Corporation, which owns 100% FSC Securities Corporation (a Delaware corporation), FSC Advisory Corporation (a Delaware corporation) and FSC Agency, Inc. (a Georgia corporation). In addition, SunAmerica Financial Network, Inc. owns 100% of The Financial Group, Inc. (a Georgia corporation), which owns 100% of Keogler, Morgan & Co., Inc. (a Georgia corporation), Keogler Investment Advisory, Inc. (a Georgia corporation); and Keogler Morgan Investments, Inc. (a Georgia corporation); Advantage Capital Corporation (a New York corporation); SunAmerica Advisory, Inc. (a Delaware corporation); Glencourt Investments, Inc. (a California corporation), which owns 100% of Spelman & Co., Inc. (a California corporation), which owns 100% of Century Investments Group Incorporation (an Oklahoma corporation); SSC Holding Company, Inc. (a California corporation), which owns 100% of Sentra Securities Corporation (a California corporation).

     SunAmerica Life Insurance Company owns 100% of First SunAmerica Life Insurance Company (a New York corporation); SunAmerica National Life Insurance Company (an Arizona corporation); Anchor National Life Insurance Company (an Arizona corporation); Export Leasing FSC, Inc. (a Virgin Islands company); SunAmerica Virginia Properties, Inc. (a California corporation); and SAL Investment Group, Inc. (a California corporation). In additional, SunAmerica Life Insurance Company owns 85% of SunAmerica Realty Partners (a California corporation) and 88.75% of Sun Quorum LLC (a Delaware limited liability company).

     Anchor National Life Insurance Company owns 100% of the following Massachusetts business trusts: Anchor Pathway Fund, Anchor Series Trust, SunAmerica Series Trust and Seasons Series Trust. In addition, Anchor National Life Insurance Company owns 5% of Travel Services Holdings; 100% of Sam Holdings Corporation (a California corporation), which owns 100% of Sun Royal Holdings Corporation (a California corporation), which owns 100% of Royal Alliance Associates, Inc. (a Delaware corporation), which owns 50% of Anchor Insurance Services, Inc. Sam Holdings Corporation owns 100% of SunAmerica Asset Management Corp. (a Delaware corporation), which owns 100% of SunAmerica Capital Services, Inc. (a Delaware corporation); SunAmerica Capital Services (a Delaware corporation); SunAmerica Fund Services, Inc. (a Delaware corporation); ANF Property Holdings, Inc. (a California corporation); Capital Life Mortgage Corp. (a Delaware corporation); and UG Corporation (a Georgia corporation).